Exhibit 10.1

FOURTH MODIFICATION TO LOAN AGREEMENT

and FIRST modification and allonge to AMENDED AND RESTATED promissory note

This FOURTH MODIFICATION TO LOAN AGREEMENT AND FIRST MODIFICATION AND ALLONGE TO AMENDED AND RESTATED PROMISSORY NOTE (this “Agreement”) is made as of the 18th day of December, 2020, by and between RANOR, INC., a Delaware corporation (the “Borrower”), and BERKSHIRE BANK, a savings bank organized and existing under the laws of the Commonwealth of Massachusetts (“Lender”), successor by merger to Commerce Bank & Trust Company, in the following circumstances:

A.                Lender has made a term loan to Borrower in the original principal amount of $2,850,000.00 (the “Term Loan”), which Term Loan is evidenced by that certain Promissory Note dated December 20, 2016, made by Borrower in favor of Lender in the stated principal amount of $2,850,000.00 (the “Term Note”) and has made a revolving line of credit loan to the Borrower in the maximum principal amount of $3,000,000.00 (the “Line of Credit” and together with the Term Loan, collectively, the “Loans”), which Line of Credit is evidenced by that certain Amended and Restated Promissory Note dated December 23, 2019, made by Borrower in favor of Lender in the stated principal amount of $3,000,000.00 (the “Line of Credit Note” and together with the Term Note, collectively, the “Notes”). The Notes are governed by the Loan Agreement by and between Borrower and Lender dated December 20, 2016, as amended by that certain First Modification to Loan Agreement dated as of June 6, 2018, as further amended by the Second Modification to Loan Agreement and First Modification and Allonge to Promissory Note dated as of December 19, 2018, and as further amended by the Third Modification to Loan Agreement dated as of December 23, 2019 (as amended, the “Loan Agreement”). Any capitalized terms used but not expressly defined herein shall be given the same meaning given to such term in the Loan Agreement.

B.                 The Notes are secured by a lien on the assets of Borrower pursuant to that certain Security Agreement by and between Borrower and Lender dated December 20, 2016 (the “Security Agreement”). The Notes are further secured by that certain Mortgage, Security Agreement and Financing Statement dated December 20, 2016 made by Borrower in favor of Lender, as amended by that certain First Modification to Mortgage, Security Agreement and Financing Statement dated as of December 23, 2019 (as amended, the “Mortgage”). The Notes are further secured by the unlimited guaranty of TechPrecision Corporation, a Delaware corporation (“Guarantor”) pursuant to that certain Unlimited Guaranty dated as of December 20, 2016 made by Guarantor in favor of Lender (the “Guaranty”).

C.       Borrower has requested that Lender extend the maturity of the Line of Credit, and Lender has agreed on the condition that the Loan Agreement be modified as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                  The Loan Agreement is hereby amended as follows:

Fourth Modification to Loan Agreement and First Modification and Allonge to Amended and Restated Promissory Note Berkshire Bank/Ranor, Inc.

1.1              The last sentence of Section 2.7(b) of the Loan Agreement is hereby deleted and the following sentence is inserted in place thereof and substituted therefor:

“If the alternate rate of interest determined pursuant to this Section 2.7(b) shall be less than one-half of one percent (0.50%), such rate shall be deemed to be one-half of one percent (0.50%) for the purposes of this Agreement.”

1.2              Appendix I of the Loan Agreement is hereby amended by deleting the definitions of “Adjusted Prime Rate”, “LIBOR Rate” and “Revolver Maturity Date” and inserting the following definitions in place thereof and substituted therefor:

“Adjusted Prime Rate” means the greater of: (i) the Prime Rate, minus seventy (70) basis points, or (ii) two and three-quarters percent (2.75%).

“LIBOR Rate” means the greater of (a) the rate of interest per annum in U.S. dollars (rounded upwards, at the Bank’s option, to the next 1/8th of one percent) equal to the London interbank offered rate for deposits in U.S. dollars as administered by the ICE Benchmark Administration Limited (“ICE”, or the successor thereto if ICE is no longer quoting or administering the London interbank offered rate) (“ICE LIBOR”) for the equivalent LIBOR Interest Period as published by ICE (or such other commercially available source providing quotations of ICE LIBOR as designated by Bank from time to time) at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day on which such LIBOR Interest Period commences and (b) one-half of one percent (0.50%).

“Revolver Maturity Date. December 20, 2022.”

2.                  The Line of Credit Note is hereby amended as follows:

2.1       The second sentence of the second paragraph on page 1 of the Line of Credit Note is hereby deleted in its entirety and the following is inserted in place thereof and substituted therefor:

“The aggregate unpaid principal balance of this Note shall be paid, plus any accrued and unpaid interest, on December 20, 2022.”

3.                  Borrower and Lender hereby agree to further amend the Loan Agreement within thirty (30) days of the date hereof (or such later date approved by Lender) by deleting Schedule I thereto and inserting a new Schedule I, as mutually agreed upon by Borrower and Lender, based on an updated appraisal received by Lender.

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4.                  All security for the Loans and Notes now existing or hereafter granted to Lender, including without limitation all security evidenced, granted or governed by the Loan Agreement as amended hereby, the Security Agreement, the Guaranty, and the Mortgage shall be security for the Loans, as amended hereby, and the Notes and for all obligations of Borrower under this Agreement, under the Notes and under the Loan Agreement, as amended by this Agreement.

5.                  All references to the Loan Agreement, wherever, whenever or however made or contained, are hereby deemed to be references to the Loan Agreement, as modified by this Agreement. By signing this Agreement in the space indicated below, Borrower hereby affirms and restates all of the covenants and agreements made and set forth in the Loan Agreement and does hereby warrant, represent and covenant that the representations and warranties in the Loan Agreement are true, accurate and complete in all material respects on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date). ALL OF THE PROVISIONS OF THE LOAN AGREEMENT, AS AMENDED HEREBY, REMAIN IN FULL FORCE AND EFFECT.

6.                  By signing this Agreement on behalf of the Borrower in the space designated below, the individual so signing represents and warrants to Lender that he or she has full power and authority to execute this Agreement and to bind Borrower, and that all corporate actions necessary to authorize and approve execution of this Agreement, and by such individual, have been taken prior to the execution hereof.

7.                  Concurrently with the execution and delivery of this Agreement, Borrower agrees to pay to Lender all reasonable and documented expenses incurred in connection with this Agreement, including without limitation all reasonable legal fees and expenses.

8.                  This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender, and their respective successors and assigns. This Agreement has been made in the Commonwealth of Massachusetts and shall be governed, construed, applied and enforced in accordance with the laws of said Commonwealth without resort to its conflict of laws rules. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Agreement shall continue in full force and effect in all jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

9.                  All notices and communications provided for herein shall be in writing and shall be deemed effective when deposited in the United States mail, sent by certified mail, return receipt requested, postage prepaid, at Lender’s and Borrower’s respective addresses set forth in the Loan Agreement, as amended hereby.

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10.              IN THE EVENT THAT LENDER BRINGS ANY ACTION OR PROCEEDING IN CONNECTION HEREWITH IN ANY COURT OF RECORD OF MASSACHUSETTS OR THE UNITED STATES IN MASSACHUSETTS, BORROWER HEREBY IRREVOCABLY CONSENTS TO AND CONFERS PERSONAL JURISDICTION OF SUCH COURT OVER BORROWER BY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE UPON BORROWER BY MAILING A COPY OF SUCH SUMMONS, COMPLAINT OR OTHER PROCESS BY CERTIFIED MAIL TO BORROWER AT ITS ADDRESS REFERENCED IN THE LOAN AGREEMENT. BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN BORROWER AND LENDER.

11.              This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, email or other electronic format (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Agreement.

(Signatures appear on the following page)

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IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Agreement on the date first above written.

RANOR, INC.

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Vice President, Finance

BERKSHIRE BANK

By:	/s/ Thomas McCarthy
Name:	Thomas McCarthy
Title:	Vice President

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CONSENT OF GUARANTOR

The undersigned Guarantor of the obligations of the Borrower as further described in the Loan Agreement and the Guaranty (hereinafter the “Obligations”) hereby consents to the execution of the foregoing Agreement, hereby waives any claims, offsets or defenses which might otherwise arise by reason of the execution of the foregoing, and hereby ratifies and affirms the Guaranty, and all agreements securing such Guaranty, all of which shall remain in full force and effect until Borrower’s Obligations have been paid and performed in full to Lender’s satisfaction. The undersigned Guarantor hereby agrees that, as of the date hereof, it has no claim or defense of any kind by way of offset or otherwise to the payment and satisfaction in full of Borrower’s or the Guarantor’s obligations under said documents or to the extent that such a claim or defense may exist, the undersigned hereby waives it in consideration of the execution of the Agreement.  The Guarantor further waives any and all defenses arising by reason of (a) any and all amendments or modifications of any documents or instrument, (b) any and all alterations, accelerations, extensions or other changes in the time or manner of payment or performance of Obligations, (c) the release, substitution or addition of any collateral or any guarantees, (d) any failure of the Lender to give notice of default to Borrower or Guarantor, (e) any failure of the Lender to pursue Borrower or any of its property with due diligence, (f) any failure of the Lender to resort to collateral or to remedies which may be available to it, (g) any and all defenses arising out of the relationship of the undersigned to Borrower, and none of the defenses shall operate to release the undersigned as guarantor, (h) all rights of Borrower, and (i) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof.

The failure or refusal of the Guarantor to execute this Consent of Guarantor shall not void such Guarantor’s Obligations, nor shall such failure or refusal be grounds for any relief of Guarantor from its Obligations.

Dated as of date first above written.

Guarantor:

TechPrecision Corporation

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Chief Financial Officer

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